                                                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


CASE NAME:  TRANSAMERICAN ENERGY CORPORATION      PETITION DATE: APRIL 20, 1999

                                                  CASE NUMBER:  99-21551-C-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH JANUARY YEAR 2000

===================================================================================================================================
                           MONTH         5/99     6/99       7/99      8/99      9/99      10/99      11/99      12/99       01/00
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES  (MOR-6)                         --    --             --          --      --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6) (28,294) (4,581)    (56,719)     43,491  (2,908)   (38,909)    3,351  (1,211,490)     (3,765)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)             (136,686) (250,375) (270,320)  6,561,021 409,126    373,125   415,429     411,634     408,365
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)              --   --             --          --     --          --         --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)          --   --             --          --     --          --         --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                --   976          1,272      24,335    --        3,846        --          --          --
===================================================================================================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

No. of Policies expiring within 90 days: 2
-------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                         EXP.
 *SEE ATTACHED SCHEDULE                         DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )   * -   -
                                            --- --- ---
LIABILITY                  YES( X ) NO(  )   * -   -
                                            --- --- ---
VEHICLE                    YES( X ) NO(  )   * -   -
                                            --- --- ---
WORKER'S                   YES( X ) NO(  )   * -   -
                                            --- --- ---
OTHER_________________     YES(   ) NO(  )     -   -
                                            --- --- ---
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ATTORNEY NAME: Pete Holzer
              -----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
        -----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX 78471
                 --------------------------------------
TELEPHONE: (361) 884-5678
          ---------------------------------------------
-------------------------------------------------------------------------------
                                                            CHECK ONE
Are all accounts receivable being collected within terms? YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms? YES (X) NO ( )
Have any pre-petition liabilities been paid? YES ( ) NO (X)  If so, describe
                                                                             --
-------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X)
If so, describe
                ---------------------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current? YES (X) NO ( )

What is the status of your Plan of Reorganization? Confirmation hearing commenced on November 9, 1999, and is continuing.
-------------------------------------------------------------------------------

                       I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                       SIGNED                /s/ ED DONAHUE
                              -------------------------------------------------
                                           (ORIGINAL SIGNATURE)

                       TITLE       VICE PRESIDENT
                             --------------------------------------------------
MOR-1

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

=========================================================================================
ASSETS                           FILING DATE*       MONTH          MONTH           MONTH
                                   4/20/99           5/99           6/99            7/99
-----------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------
  Cash                              39,442         39,556         38,681         37,521
-----------------------------------------------------------------------------------------
  Accounts Receivable, Net              --             --             --             --
-----------------------------------------------------------------------------------------
  Inventory: Lower of Cost
   or Market                            --             --             --             --
-----------------------------------------------------------------------------------------
  Prepaid Expenses                  10,812             --             --             --
-----------------------------------------------------------------------------------------
   Investments                          --             --             --             --
-----------------------------------------------------------------------------------------
   Other -  Accrued Interest    23,192,495     29,601,981     40,768,940     57,778,099
-----------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS           23,242,749     29,641,537     40,807,621     57,815,620
=========================================================================================
 PROPERTY, PLANT&EQUIP,
   @ COST                               --             --             --             --
-----------------------------------------------------------------------------------------
 Less Accumulated
   Depreciation                         --             --             --             --
-----------------------------------------------------------------------------------------
 NET BOOK VALUE OF PP & E               --             --             --             --
-----------------------------------------------------------------------------------------
 OTHER ASSETS:
-----------------------------------------------------------------------------------------
   1.  Tax Deposits                     --             --             --             --
-----------------------------------------------------------------------------------------
   2.  Investments in
         Subs(1)               467,112,579    467,112,579    467,112,579    467,112,579
-----------------------------------------------------------------------------------------
   3.  Notes
         Receivable(2)       1,399,176,694  1,414,699,522  1,420,000,000  1,420,000,000
-----------------------------------------------------------------------------------------
   4.  (attach list)
         Deferred
         Debt Costs(5)           4,950,550      4,839,952      4,729,520      4,596,283
-----------------------------------------------------------------------------------------
       TOTAL ASSETS          1,894,482,572  1,916,293,590  1,932,649,720  1,949,524,482
=========================================================================================

=======================================================================================================================
ASSETS                               MONTH          MONTH          MONTH           MONTH        MONTH           MONTH
                                      8/99           9/99          10/99           11/99        12/99            1/00
-----------------------------------------------------------------------------------------------------------------------
12/99
-----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------
  Cash                              13,308         13,308          9,462         29,506          29,606          26,976
-----------------------------------------------------------------------------------------------------------------------
  Accounts Receivable, Net              --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
  Inventory: Lower of Cost
   or Market                            --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
  Prepaid Expenses                      --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Investments                          --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
   Other -  Accrued Interest    26,759,956     27,171,990     27,584,023     27,996,058      28,408,091      28,820,124
-----------------------------------------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS           26,773,264     27,185,298     27,593,485     28,025,564      28,437,697      28,847,100
=======================================================================================================================
 PROPERTY, PLANT&EQUIP,
   @ COST                               --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
 Less Accumulated
   Depreciation                         --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
 NET BOOK VALUE OF PP & E               --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS:
-----------------------------------------------------------------------------------------------------------------------
   1.  Tax Deposits                     --             --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
   2.  Investments in
         Subs(1)               467,112,579    467,112,579    467,112,579    467,112,579     467,112,579     467,112,579
-----------------------------------------------------------------------------------------------------------------------
   3.  Notes
         Receivable(2)       1,420,000,000  1,420,000,000  1,420,000,000  1,420,000,000   1,420,000,000   1,420,000,000
-----------------------------------------------------------------------------------------------------------------------
   4.  (attach list)
         Deferred
         Debt Costs(5)           4,920,878      4,920,878      4,920,878      4,920,878       4,920,878       4,920,878
-----------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS          1,918,806,721  1,919,218,755  1,919,626,942  1,920,059,021   1,920,471,154   1,920,880,557
=======================================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

=======================================================================================
LIABILITIES & OWNER'S       FILING DATE*       MONTH          MONTH          MONTH
EQUITY                        4/20/99          5/99           6/99            7/99
---------------------------------------------------------------------------------------
 LIABILITIES:
---------------------------------------------------------------------------------------
     POST-PETITION
       LIABILITIES (MOR-4)             --      6,221,180     17,461,230     34,557,310
=======================================================================================
     PRE-PETITION
       LIABILITIES:
---------------------------------------------------------------------------------------
       Notes Payable-
         Secured(4)         1,583,926,661  1,599,635,877  1,605,000,000  1,605,000,000
---------------------------------------------------------------------------------------
       Priority Debt                   --             --             --             --
---------------------------------------------------------------------------------------
       Federal Income Tax              --             --             --             --
---------------------------------------------------------------------------------------
       FICA/Withholding                --             --             --             --
---------------------------------------------------------------------------------------
       Unsecured Debt           3,427,771      3,445,079      3,447,411      3,496,413
---------------------------------------------------------------------------------------
       Other - Accrued
         Interest              18,967,014     18,967,014     18,967,014     18,967,014
---------------------------------------------------------------------------------------
   TOTAL PRE-PETITION
     LIABILITIES            1,606,321,446  1,622,047,970  1,627,414,425  1,627,463,427
---------------------------------------------------------------------------------------
TOTAL LIABILITIES           1,606,321,446  1,628,269,150  1,644,875,655  1,662,020,737
=======================================================================================
 OWNERS'S EQUITY
   (DEFICIT):
---------------------------------------------------------------------------------------
 PREFERRED STOCK                       --             --             --             --
---------------------------------------------------------------------------------------
 COMMON STOCK                          90             90             90             90
---------------------------------------------------------------------------------------
 ADDITIONAL PAID-IN
   CAPITAL                    289,333,898    289,333,898    289,333,898    289,333,898
---------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Filing Date                 (1,172,862)    (1,172,862)    (1,172,862)    (1,172,862)
---------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Post Filing Date                    --       (136,686)      (387,061)      (657,381)
---------------------------------------------------------------------------------------
 TOTAL OWNER'S EQUITY
   (NET WORTH)                288,161,126    288,024,440    287,774,065    287,503,745
=======================================================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY             1,894,482,572  1,916,293,590  1,932,649,720  1,949,524,482
=======================================================================================

=========================================================================================================================
LIABILITIES & OWNER'S            MONTH          MONTH          MONTH          MONTH           MONTH            MONTH
EQUITY                            8/99           9/99          10/99          11/99           12/99            1/00
-------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------
     POST-PETITION
       LIABILITIES (MOR-4)       1,674,163      1,674,461      1,706,548      1,703,198       1,703,648        1,704,616
=========================================================================================================================
     PRE-PETITION
       LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------
       Notes Payable-
         Secured(4)          1,605,000,000  1,605,000,000  1,605,000,000  1,605,000,000   1,605,000,000    1,605,000,000
-------------------------------------------------------------------------------------------------------------------------
       Priority Debt                    --             --             --             --              --               --
-------------------------------------------------------------------------------------------------------------------------
       Federal Income Tax               --             --             --             --              --               --
-------------------------------------------------------------------------------------------------------------------------
       FICA/Withholding                 --             --             --             --              --               --
-------------------------------------------------------------------------------------------------------------------------
       Unsecured Debt            3,431,237      3,433,847      3,436,822      3,456,822       3,456,871        3,456,941
-------------------------------------------------------------------------------------------------------------------------
       Other - Accrued
         Interest               18,967,014     18,967,014     18,967,014     18,967,014      18,967,014       18,967,014
-------------------------------------------------------------------------------------------------------------------------
   TOTAL PRE-PETITION
     LIABILITIES             1,627,398,251  1,627,400,861  1,627,403,836  1,627,423,836   1,627,423,885    1,627,423,955
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES            1,629,072,414  1,629,075,322  1,629,110,384  1,629,127,034   1,629,127,533    1,629,128,571
=========================================================================================================================
 OWNERS'S EQUITY
   (DEFICIT):
-------------------------------------------------------------------------------------------------------------------------
 PREFERRED STOCK                        --             --             --             --              --               --
-------------------------------------------------------------------------------------------------------------------------
 COMMON STOCK                           90             90             90             90              90               90
-------------------------------------------------------------------------------------------------------------------------
 ADDITIONAL PAID-IN
   CAPITAL                     289,333,898    289,333,898    289,333,898    289,333,898     289,333,898      289,333,898
-------------------------------------------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Filing Date                  (1,172,862)    (1,172,862)    (1,172,862)    (1,172,862)     (1,172,862)      (1,172,862)
-------------------------------------------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Post Filing Date              1,573,181      1,982,307      2,355,432      2,770,861       3,182,495        3,590,860
-------------------------------------------------------------------------------------------------------------------------
 TOTAL OWNER'S EQUITY
   (NET WORTH)                 289,734,307    290,143,433    290,516,558    290,931,987     291,343,621      291,751,986
=========================================================================================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY              1,918,806,721  1,919,218,755  1,919,626,942  1,920,059,021   1,920,471,154    1,920,880,557
=========================================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-3

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                     SCHEDULE OF POST-PETITION LIABILITIES

====================================================================================================================================
                                       MONTH       MONTH      MONTH      MONTH       MONTH       MONTH      MONTH     MONTH    MONTH
                                       5/99        6/99        7/99       8/99        9/99       10/99      11/99     12/99     1/00
------------------------------------------------------------------------------------------------------------------------------------
  TRADE ACCOUNTS PAYABLE               --       1,272       7,717      5,066       5,364      37,451     34,101      34,551   35,519
------------------------------------------------------------------------------------------------------------------------------------
  TAX PAYABLE:
------------------------------------------------------------------------------------------------------------------------------------
  FEDERAL PAYROLL TAXES               --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
    STATE PAYROLL & SALES             --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
    AD VALOREM TAXES                  --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
    OTHER TAXES                       --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL TAXES PAYABLE                 --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
  SECURED DEBT POST-PETITION          --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
  ACCRUED INTEREST PAYABLE(5)  6,221,180   17,459,958  34,549,593  1,669,097   1,669,097  1,669,097  1,669,097  1,669,097  1,669,097
------------------------------------------------------------------------------------------------------------------------------------
 *ACCRUED PROFESSIONAL FEES:          --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
  OTHER ACCRUED LIABILITIES:          --           --          --         --          --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
    1.                                --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
    2.                                --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
    3.                                --           --          --         --          --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL POST-PETITION
 LIABILITIES (MOR-3)           6,221,180  17,461,230  34,557,310  1,674,163  1,674,461   1,706,548   1,703,198  1,703,648  1,704,616
------------------------------------------------------------------------------------------------------------------------------------

   * Payment Requires Court Approval.


MOR-4

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                       AGING OF POST-PETITION LIABILITIES
                               MONTH January 2000

 DAYS             TOTAL        TRADE ACCTS     FED TAXES      STATE TAXES     AD-VALOREM,      OTHER
                                                                              OTHER TAXES
=====================================================================================================
0-30               35,519         35,519                                                           --
-----------------------------------------------------------------------------------------------------
31-60                  --             --                                                           --
-----------------------------------------------------------------------------------------------------
61-90                  --             --                                                           --
-----------------------------------------------------------------------------------------------------
91 +            1,669,097             --                                                    1,669,097
-----------------------------------------------------------------------------------------------------
TOTAL           1,704,616         35,519                                                    1,669,097
=====================================================================================================

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH            5/99        6/99         7/99         8/99          9/99           10/99          11/99      12/99       1/00
==================================================================================================================================
0-30 DAYS           --          --           --            --            --            --             --            --          --
----------------------------------------------------------------------------------------------------------------------------------
31-60 DAYS          --          --           --            --            --            --             --            --          --
----------------------------------------------------------------------------------------------------------------------------------
61-90 DAYS          --          --           --            --            --            --             --            --          --
----------------------------------------------------------------------------------------------------------------------------------
91 + DAYS           --          --           --            --            --            --             --            --          --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL               --          --           --            --            --            --             --            --          --
==================================================================================================================================


MOR-5

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           STATEMENT OF INCOME (LOSS)

===================================================================================================================================
         MONTH                  4/20/99-
                                5/31/99     6/99      7/99          8/99      9/99     10/99     11/99        12/99       1/00
===================================================================================================================================
 REVENUES (MOR-1)                   --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL COST OF REVENUES             --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
 GROSS PROFIT                       --          --          --          --        --        --        --           --            --
===================================================================================================================================
 OPERATING EXPENSES:
-----------------------------------------------------------------------------------------------------------------------------------
   Selling & Marketing              --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
   General & Administrative     17,482       4,581      56,719     (43,491)    2,908    38,909    (3,351)         499        3,175
-----------------------------------------------------------------------------------------------------------------------------------
   Insiders Compensation            --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Professional Fees                --          --          --          --        --        --        --    1,210,991            --
-----------------------------------------------------------------------------------------------------------------------------------
   Other (attach list)              --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Franchise Taxes              10,812          --          --          --        --        --        --           --           590
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES       28,294       4,581      56,719     (43,491)    2,908    38,909    (3,351)   1,211,490         3,765
===================================================================================================================================
 INCOME BEFORE INT,
 DEPR/TAX (MOR-1)              (28,294)     (4,581)    (56,719)     43,491    (2,908)  (38,909)    3,351   (1,211,490)       (3,765)
-----------------------------------------------------------------------------------------------------------------------------------
 INTEREST EXPENSE(5)        22,040,995  16,713,332  17,222,872 (33,205,091)       --        --        --   12,429,506            --
-----------------------------------------------------------------------------------------------------------------------------------
 DEPRECIATION                       --         --          --          --        --        --        --           --             --
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER (INCOME) EXPENSE*
 INTEREST(3)               (21,932,603)(16,467,538)(17,009,271) 31,018,020  (412,034) (412,034) (412,078) (14,052,630)     (412,130)
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER ITEMS**                      --         --          --          --        --        --        --           --       (412,130)
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INT, DEPR & OTHER
   ITEMS                        108,392    245,794     213,601  (2,187,071) (412,034) (412,034) (412,078)  (1,623,124)           --
===================================================================================================================================
 NET INCOME BEFORE TAXES       (136,686)  (250,375)   (270,320)  2,230,562   409,126   373,125   415,429      411,634       408,365
-----------------------------------------------------------------------------------------------------------------------------------
 FEDERAL INCOME TAXES                --         --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS) (MOR-1)     (136,686)  (250,375)   (270,320)  2,230,562   409,126   373,125   415,429      411,634       408,365
===================================================================================================================================

=======================================
              MONTH         FILING TO
                                DATE
=======================================
 REVENUES (MOR-1)                    --
---------------------------------------
 TOTAL COST OF REVENUES              --
---------------------------------------
 GROSS PROFIT                        --
=======================================
 OPERATING EXPENSES:
---------------------------------------
   Selling & Marketing               --
---------------------------------------
   General & Administrative      77,431
---------------------------------------
   Insiders Compensation             --
---------------------------------------
   Professional Fees          1,210,991
---------------------------------------
   Other (attach list)               --
---------------------------------------
   Franchise Taxes               11,402
---------------------------------------
 TOTAL OPERATING EXPENSES     1,299,824
=======================================
 INCOME BEFORE INT,
 DEPR/TAX (MOR-1)            (1,299,824)
---------------------------------------
 INTEREST EXPENSE(5)         35,201,614
---------------------------------------
 DEPRECIATION                       --
---------------------------------------
 OTHER (INCOME) EXPENSE*
 INTEREST(3)                (40,092,298)
---------------------------------------
 OTHER ITEMS**                      --
---------------------------------------
 TOTAL INT, DEPR & OTHER
   ITEMS                     (4,890,684)
=======================================
 NET INCOME BEFORE TAXES      3,590,860
---------------------------------------
 FEDERAL INCOME TAXES                --
---------------------------------------
 NET INCOME (LOSS) (MOR-1)    3,590,860
=======================================

 Accrual Accounting Required, Otherwise Footnote With Explanation
 Footnote Mandatory
 Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


=======================================================================================================================
CASH RECEIPTS AND                             MONTH      MONTH      MONTH     MONTH     MONTH      MONTH      MONTH
DISBURSEMENTS                                  5/99       6/99       7/99      8/99      9/99      10/99      11/99
-----------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                39,442     39,556     38,681    37,521    13,308     13,308      9,462
=======================================================================================================================
 RECEIPTS:
-----------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                   --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE            --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)               --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                               --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST) - INTEREST INCOME       114        101        112       122        --         --         44
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RECEIPTS                                  114        101        112       122        --         --         44
-----------------------------------------------------------------------------------------------------------------------
 (WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
    DEBTOR MFR-2*                                 --         --         --        --        --         --         --
=======================================================================================================================
 DISBURSEMENTS:
-----------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                  --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                           --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 10. SECURED/RENTAL/LEASES                        --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                    --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                    --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                          --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                             --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                       --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 16. REPAIRS, MAINTENANCE & SUPPLIES              --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                     --        976      1,272        --        --      3,846         --
-----------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST) (TRANSAMERICAN
     REFINING)                                    --         --         --    24,335        --         --    (20,000)
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS              --        976      1,272    24,335        --      3,846    (20,000)
=======================================================================================================================
 19. PROFESSIONAL FEES                            --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES (6)                        --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES
     (ATTACH LIST)                                --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                              --        976      1,272    24,335        --      3,846    (20,000)
=======================================================================================================================
 22. NET CASH FLOW                               114       (875)    (1,160)  (24,213)       --     (3,846)    20,044
-----------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)              39,556     38,681     37,521    13,308    13,308      9,462     29,506
=======================================================================================================================

========================================================================
CASH RECEIPTS AND                             MONTH   MONTH    FILING TO
DISBURSEMENTS                                 12/99   01/00      DATE
------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                29,506  29,606      39,442
========================================================================
 RECEIPTS:
------------------------------------------------------------------------
  2. CASH SALES                                   --      --          --
------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE            --      --          --
------------------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)               --      --          --
------------------------------------------------------------------------
  5. SALE OF ASSETS                               --      --          --
------------------------------------------------------------------------
  6. OTHER (ATTACH LIST) - INTEREST INCOME       100      96         689
------------------------------------------------------------------------
 TOTAL RECEIPTS                                  100      96         689
------------------------------------------------------------------------
 (WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
    DEBTOR MFR-2*                                 --      --          --
========================================================================
 DISBURSEMENTS:
------------------------------------------------------------------------
  7. NET PAYROLL                                  --      --          --
------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                           --      --          --
------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                --      --          --
------------------------------------------------------------------------
 10. SECURED/RENTAL/LEASES                        --      --          --
------------------------------------------------------------------------
 11. UTILITIES                                    --      --          --
------------------------------------------------------------------------
 12. INSURANCE                                    --      --          --
------------------------------------------------------------------------
 13. INVENTORY PURCHASES                          --      --          --
------------------------------------------------------------------------
 14. VEHICLE EXPENSES                             --      --          --
------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                       --      --          --
------------------------------------------------------------------------
 16. REPAIRS, MAINTENANCE & SUPPLIES              --      --          --
------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                     --      --       6,094
------------------------------------------------------------------------
 18. OTHER (ATTACH LIST) (TRANSAMERICAN
     REFINING)                                    --   2,726       7,061
------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS              --   2,726      13,155
========================================================================
 19. PROFESSIONAL FEES                            --      --          --
------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES (6)                        --      --          --
------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES
     (ATTACH LIST)                                --      --          --
------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                              --   2,726      13,155
========================================================================
 22. NET CASH FLOW                               100  (2,630)    (12,466)
------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)              29,606  26,976      26,976
========================================================================

                      *Applies to Individual debtors only.


MOR-7

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11



                          CASH ACCOUNT RECONCILIATION
                             MONTH OF JANUARY 2000

====================================================================================
BANK NAME                       FIRSTAR           FLEET       STERLING
------------------------------------------------------------------------------------
ACCOUNT NUMBER              #21-00-002-5031306  #   --       #0130002224
------------------------------------------------------------------------------------
ACCOUNT TYPE                    INTEREST        SHORT-TERM
                              ACCUMULATION      INVESTMENTS   CHECKING        TOTAL
------------------------------------------------------------------------------------
 BANK BALANCE                       --            26,976           --        26,976
------------------------------------------------------------------------------------
 DEPOSIT IN TRANSIT                 --                --           --            --
------------------------------------------------------------------------------------
 OUTSTANDING CHECKS                 --                --           --            --
------------------------------------------------------------------------------------
 ADJUSTED BANK BALANCE              --            26,976           --        26,976
====================================================================================
 BEGINNING CASH - PER BOOKS         --            29,606           --        29,606
------------------------------------------------------------------------------------
 RECEIPTS                           --                96           --            96
------------------------------------------------------------------------------------
 TRANSFERS BETWEEN ACCOUNTS         --            (2,726)          --        (2,726)
------------------------------------------------------------------------------------
 (WITHDRAWAL)CONTRIBUTION-          --                --           --            --
 BY INDIVIDUAL DEBTOR MFR-2
------------------------------------------------------------------------------------
 CHECKS/OTHER DISBURSEMENTS         --                --           --            --
------------------------------------------------------------------------------------
 ENDING CASH - PER BOOKS            --            26,976           --        26,976
====================================================================================


MOR-8

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

==================================================================================================================================
                                         MONTH       MONTH      MONTH      MONTH     MONTH      MONTH      MONTH    MONTH   MONTH
   INSIDERS: NAME/POSITION/COMP TYPE     5/99        6/99       7/99       8/99      9/99       10/99      11/99    12/99   1/00
=================================================================================================================================
1.               NONE
---------------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------------------
6.
=================================================================================================================================
TOTAL INSIDERS   (MOR-1)                  --          --         --         --        --         --         --       --      --

=================================================================================================================================
                                         MONTH       MONTH      MONTH      MONTH     MONTH      MONTH      MONTH    MONTH   MONTH
              PROFESSIONALS              5/99        6/99       7/99       8/99      9/99       10/99      11/99    12/99   1/00
             NAME/ORDER DATE
=================================================================================================================================
1.                NONE
---------------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)               --          --         --         --        --         --         --       --      --
=================================================================================================================================

MOR-9

                        TRANSAMERICAN ENERGY CORPORATION
                                 99-21551-C-11
                       NOTES TO MONTHLY OPERATING REPORT
                                 January 2000



1. TransAmerican Energy Corporation's (the "Company") investment in TransTexas Gas Corporation ("TransTexas") and TransAmerican Refining Corporation ("TARC") was reflected in the Company's Schedules at estimated market value. The Company's investment in its subsidiaries is reflected in the Monthly Operating Report ("MOR") at cost.

2. The secured note receivable from TransAmerican Refining Corporation was reflected in the Company's Schedules at its fully accreted balance of $920.0 million. The balance of this note receivable is reflected in the Company's MOR at its accreted balance as of April 20, 1999 and May 31, 1999 of $899.2 million and $914.7 million, respectively. On June 15, 1999, this note receivable reached its fully accreted balance.

3. During August 1999, the Company reversed the accrual of interest on the notes receivable from TransTexas and TARC in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

4. On June 15, 1999, the Company's senior secured discount notes reached their fully accreted balance of $1.13 billion.

5. During August 1999, the Company reversed the accrual of interest and amortization of deferred debt issue costs related to its senior secured notes and senior secured discount notes in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

6. During January 2000, TARC paid United States Trustee fees of $250 on behalf of the Company.

                  CASE NAME: TRANSAMERICAN ENERGY CORPORATION

                           CASE NUMBER: 99-21551-C-11

                          PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                               January 31, 2000



                                                                      EXPIRATION
                      TYPE OF INSURANCE                                  DATE
-------------------------------------------------------           -------------------

                   CASUALTY AND LIABILITY
                   ----------------------
Directors and Officers Liability                                   March 23, 2000
Directors and Officers Excess                                      March 23, 2000
Automobile Liability (Texas)                                        May 01, 2000
Workers' Compensation and Employer's Liability                      May 01, 2000
Maritime Employer's Liability                                       May 24, 2000
Operator's Extra Expense                                          January 15, 2001
Primary General Liability                                         January 30, 2001
Excess Liability                                                  January 30, 2001
Oil Pollution                                                     January 31, 2001
Commercial Crime                                                  February 01, 2001